Exhibit 99.1

Li-Cycle Announces $75 Million Strategic Investment from Glencore

Builds upon existing long-term partnership and further demonstrates Glencore’s endorsement of Li-Cycle’s Spoke & Hub model, patented recycling technology, and development plans for the Rochester Hub, as part of Glencore’s ambition to bring more circularity to the battery materials space

Agreement amends existing Glencore convertible note to provide for extended maturity, market-based re-pricing and granting of security interest in two future tranches

TORONTO, Canada (March 12, 2024) – Li-Cycle Holdings Corp. (NYSE: LICY) (“Li-Cycle” or the “Company”), a leading global lithium-ion battery resource recovery company, is pleased to announce that it has entered into an agreement (the “Note Purchase Agreement”) to issue a senior secured convertible note in an aggregate principal amount of $75 million (the “Note”) to an affiliate of Glencore plc (LON: GLEN) (“Glencore”), a leading producer, recycler, and marketer of nickel and cobalt for the production of lithium-ion batteries.

Ajay Kochhar, Li-Cycle co-founder and CEO, commented: “We are pleased to secure an additional $75 million investment from Glencore, following Glencore’s June 2022 investment, to improve our liquidity position while we continue our ongoing comprehensive review process. This financing enhances Li-Cycle and Glencore’s existing long-term, strategic partnership and represents an interim step in our funding strategy to support Li-Cycle’s future plans. We also continue to work closely with the U.S. Department of Energy on the conditional commitment for a loan of up to $375 million.”

Tim Johnston, Li-Cycle co-founder and Executive Chairman, commented: “As part of our previously announced comprehensive review, Li-Cycle is continuing to review our global recycling network. We are also reviewing our go-forward strategy for the paused Rochester Hub, including analyzing potential end-product mix options and construction strategy. We believe the demand for critical battery materials continues to accelerate and Li-Cycle continues to work to position itself as a future leader in the production of critical battery materials through our sustainable, safe, and patented recycling technology.”

Kunal Sinha, Global Head of Recycling for Glencore, and Non-Executive Director of Li-Cycle’s Board of Directors, commented: “Glencore is committed to bringing scalable and sustainable circularity into the supply chain of battery materials. Our original investment in Li-Cycle, alongside key commercial agreements, formed part of this strategy. Today, we are pleased to further support Li-Cycle through this additional $75 million investment so both Li-Cycle and Glencore can continue to build the battery circularity platform of choice for our customers.”

Following the announcement by the Company in October 2023 in respect of the Rochester Hub, the Company formed a Special Committee (the “SC”) composed solely of independent and disinterested members of the Board (and which excluded Glencore’s Board representative). The SC engaged Moelis & Company LLC, a leading global investment bank (“Moelis”), as its financial advisor and placement agent. The SC, with the assistance of Moelis, conducted a robust process to review and evaluate potential financial and strategic alternatives available to the Company. After a careful review and assessment of the alternatives identified by the SC through this process, the Company entered into the agreement with Glencore.

Li-Cycle management expects to provide its full-year 2023 financial and operating results on or before March 15, 2024 as part of the filing of its Annual Report on Form 10-K for the year ended December 31, 2023.

Long-Term Global Partnership

As previously announced, Glencore has designated Li-Cycle as one of its preferred recycling partners, and Li-Cycle and Glencore entered into a strategic commercial partnership aimed to create an integrated platform to supply a global customer base with both primary and recycled critical battery materials. As part of the partnership, Glencore previously made a $200 million investment in Li-Cycle in June 2022 through the purchase of a convertible note (the “Existing Note”).

Glencore is a battery feedstock partner for Li-Cycle’s Spoke facilities, as well as a future supplier of both black mass and key reagents for Li-Cycle’s future Hub facilities. Glencore complements the Company’s existing partners through off-take and marketing of Li-Cycle’s end products and certain by-products produced and expected to be produced at certain of the Company’s Spokes and Hubs.

Glencore Financial Investment Terms

The Glencore investment will result in Glencore purchasing from the Company a senior secured convertible note in the aggregate principal amount of $75 million. The Note will mature on the fifth anniversary of closing and will be convertible into common shares of the Company at an initial conversion price of $0.53 per Li-Cycle common share. Li-Cycle will be entitled, at its election, to pay interest on the Note in cash or in-kind (“PIK”). Cash interest payments will be based on the Secured Overnight Financing Rate (“SOFR”) plus 5.0% per year, and PIK payments will be based on SOFR plus 6.0% per year.

The Note is redeemable at the option of Li-Cycle at a redemption price equal to 100% of the then outstanding principal amount of the Note being redeemed plus accrued and unpaid interest. Commencing with the delivery of financial statements for the fiscal year ending December 31, 2026, the Company will be required to redeem a portion of the outstanding principal amount of the Note in an amount (the “ECF Amount”) equal to a specified percentage of the excess cash flow generated by Li-Cycle and its subsidiaries for the applicable fiscal year (less certain deductions and subject to pro rata application to certain other debt of Li-Cycle). On each redemption date, whether due to an optional or mandatory redemption, the Company will be required to issue to Glencore a number of warrants entitling Glencore to acquire a number of common shares of Li-Cycle equal to the principal amount of the Note being redeemed on such date divided by the then applicable conversion price, having an exercise price per share equal to the then applicable conversion price of the Note so redeemed and expiring on the sixth anniversary of the initial closing date (the “Redemption Warrants”). As security for the Company’s obligations under the Note, Li-Cycle has agreed to give Glencore a security interest in substantially all of its assets. In addition, certain of Li-Cycle’s subsidiaries organized in Canada, the United States, Switzerland and Germany have agreed to guarantee the Company’s obligations under the Note and provide security interests on substantially all of their assets (in the case of the U.S. and Canadian subsidiaries) and certain specified assets (in the case of the German and Swiss subsidiaries). The Note will also be subject to certain reporting and affirmative and negative operational covenants, including, but not limited to, limitations on the incurrence of indebtedness, the granting of liens, the disposition of assets and the making of investments, dividends, distributions and payments of junior debt. Li-Cycle has also granted certain customary registration rights to Glencore in relation to the Note.

In addition, Li-Cycle and Glencore have agreed to amend and restate the terms of the Existing Note, in two tranches, each of which will include new terms that come into effect upon the occurrence of certain future events (the Existing Note, including outstanding PIK notes, as so amended and restated in two tranches, the “A&R Notes”). The first A&R Note will include modifications to the terms of the Existing Note that take effect on the date (the “First Modification Date”) that is the earliest to occur of (a) the date that is one month after the effectiveness and initial funding, if any, of a project loan financing for the Rochester Hub, and (b) December 31, 2024. The second A&R Note will include modifications to the terms of the Existing Note that take effect on the date (the “Second Modification Date”) that is the earliest to occur of (a) the first commercial production from the Rochester Hub, (b) construction costs exceeding the construction budget set forth in the project loan financing, and (c) June 1, 2026. At each Modification Date the following terms of each A&R Note, which mirror the Note, will take effect: the maturity will be amended to be five (5) years from the applicable Modification Date, the interest rate will be amended to match the interest rate applicable to the Note, mandatory redemption will be required (including, from the First Modification Date and the Second Modification Date, the ECF Amount in a pro rata amount across the A&R Notes (to the extent modified) and the Note), and the Company will provide guarantees and security for the A&R Notes consistent with the Note. In addition, at each Modification Date the conversion price for the applicable tranche will be adjusted to be the lesser of (x) an amount determined on the basis of a 30-Day VWAP (volume weighted average trading price) having a reference date equal to the applicable Modification Date plus a 25% premium, and (y) $9.95 per share (the current conversion price of the Existing Note).

Glencore is permitted to transfer the Note, the Redemption Warrants and any common shares issued upon conversion of the Note or exercise of any of the Redemption Warrants subject to certain transfer restrictions including compliance with U.S. and Canadian securities laws, and a prohibition on private transfers to activist investors, foreign entities of concern or, without the Company’s consent, any material competitor. Any transferees will be required to execute a joinder to the Note Purchase Agreement entered in connection with this transaction and any transferee that would beneficially own at least 5% of the common shares (on an as-converted basis) following the transfer will be subject to a standstill agreement. The common shares issued upon conversion of the Note or exercise of any of the Redemption Warrants are also subject to a 12-month lock-up from the closing date.

Glencore has also committed to not acquire beneficial ownership of additional common shares of the Company in excess of 5.0% of the then outstanding voting securities of the Company (subject to certain de minimis exceptions) or to seek to take the Company private, without the approval of a committee of disinterested directors of the Company and, in the case of a take-private transaction, the approval of a majority of the disinterested shareholders of the Company. The Company has agreed to seat two additional nominees of Glencore on its Board of Directors for a total of three nominees, with the first additional nominee to be identified by Glencore and (subject to customary approvals by the Company) proposed for election at the Company’s annual general meeting of shareholders to be held in 2024 and the second additional nominee to be proposed (subject to customary approvals by the Company) for election at the Company’s annual general meeting of shareholders to be held in 2025 or, if earlier, upon the occurrence of a vacancy on the Company’s Board of Directors, subject to the Company and Glencore mutually agreeing on such second nominee. Both additional Glencore Board nominees are not to be related parties of Glencore and its affiliates and are to be independent under applicable Ontario securities laws, as well as SEC and NYSE rules. Glencore has committed to not cause the Company to avail itself of the controlled company exemption under NYSE rules.

The issuance and sale of the Note to Glencore is subject to customary closing conditions and the expiration of the ten-day period for required notice to shareholders informing them of the Company’s reliance on the New York Stock Exchange (“NYSE”) financial viability exception to the NYSE’s shareholder approval policy discussed below, and is expected to close on or about March 25, 2024. Additional information regarding this announcement may be found in a Form 8-K that will be filed with the U.S. Securities and Exchange Commission and in a material change report that will be filed with the Ontario Securities Commission. Such material change report is expected to be filed less than 21 days before the expected date of closing of the transaction due to the expected shorter period of time between the signing of the agreement with Glencore and the expected closing of the investment, in order to enable the Company to address its near-term liquidity requirements on a more timely basis.

In addition, Li-Cycle entered into an amendment, effective as of March 11, 2024 (“Amendment No. 1”), to its limited duration shareholder rights plan entered into on October 31, 2023 (the “Rights Agreement”), to amend the definition of “Acquiring Person” to exempt Glencore Canada Corporation (“Glencore Canada”) or its affiliates and associates (such persons together “Glencore Canada and GC Affiliates”) from the definition of Acquiring Person and to permit Glencore Canada and GC Affiliates’ beneficial ownership in certain circumstances that would otherwise be in excess of the 20% trigger threshold calculated in the manner set forth in the Rights Agreement.

Amendment No. 1 provides that Glencore Canada and GC Affiliates will not be deemed an “Acquiring Person”, either individually or together, solely by virtue of, or as a result of, (a) Glencore Canada and GC Affiliates’ beneficial ownership of the common shares of Li-Cycle issuable upon conversion of the Existing Note, as may be amended and restated from time to time, including such common shares of Li-Cycle issuable pursuant to the Company’s right to elect to pay interest-in-kind pursuant to the terms of the Existing Note or the issuance to Glencore Canada and GC Affiliates and the exercise of any warrants upon redemption of the Existing Note in accordance with its terms; (b) the valid and binding approval, execution, and delivery of the Note Purchase Agreement and the issuance of the Note; (c) the issuance to Glencore Canada and GC Affiliates of the common shares of Li-Cycle upon conversion of the Note, in whole or part, including any common shares of Li-Cycle issued in connection with any interest the Company elects to pay in-kind; (d) the issuance to Glencore Canada and GC Affiliates and the subsequent exercise of Redemption Warrants; and (e) the performance or consummation of any of the other transactions contemplated by the Note Purchase Agreement, the note purchase agreement for the Existing Note, the Existing Note or the Note (the foregoing actions, the “Permitted Events”); provided however, that notwithstanding the foregoing, Glencore Canada and GC Affiliates shall be deemed an Acquiring Person if Glencore Canada and GC Affiliates become the beneficial owner of such number of additional common shares of Li-Cycle representing in excess of 5.0% of the Company’s common shares outstanding as of the date of the Note Purchase Agreement, other than subject to certain de minimis exceptions.

The definition of “Acquiring Person” is further amended to provide an exemption for any transferee of Glencore Canada and GC Affiliates, and any transferee of any such transferee, that, in any such case, has acquired beneficial ownership of common shares of Li-Cycle in accordance with the transfer restrictions set forth in the note purchase agreement for the Existing Note or the Note Purchase Agreement, as applicable, including beneficial ownership acquired as a result of the occurrence of one or more Permitted Events following such transfer and certain other de minimis exceptions, without triggering the exercisability of the rights.

In connection with the entry into the Glencore investment, the Company has obtained the consent of Wood River Capital, LLC (“Koch”), to the Glencore investment in respect of the existing Convertible Note, dated as of September 29, 2021, issued to Koch (the “Koch Note”), in exchange for the Company agreeing to amend the Koch Note, as of the closing of the Glencore investment, to include penalty interest upon an event of default consistent with the penalty interest provision of the Note and to remove the floor and ceiling from the definition of SOFR in the Koch Note.

New York Stock Exchange Exception from Shareholder Approval

Although the issuance of the Note would generally require approval of Li-Cycle’s shareholders under the shareholder approval policy of the NYSE prior to the issuance of the common shares contemplated by the Note, the Company requested and received confirmation from the NYSE on March 1, 2024 that the NYSE will not object to the Company’s reliance on the financial viability exception to the NYSE’s shareholder approval policy pursuant to NYSE Listed Company Manual Paragraph 312.05.

Prior to entry into the agreement with Glencore, the audit committee of the Board of Directors of Li-Cycle (the “Audit Committee”), composed solely of independent and disinterested members of the Board, determined that the delay associated with obtaining a shareholder vote prior to consummation of the issuance of the Note would seriously jeopardize the financial viability of Li-Cycle, and, on that basis, the Audit Committee expressly approved Li-Cycle’s reliance on the financial viability exception to the requirement to seek shareholder approval.

In accordance with NYSE requirements, the Company will mail a letter to shareholders, not later than ten days prior to the anticipated closing of the issuance of the Note, notifying them of its agreement with Glencore to, among other things, issue the Note and amend and restate the Existing Note and its intention to issue common shares upon conversion of the Note, the A&R Notes and, if applicable, the Redemption Warrants, without obtaining approval from its shareholders (the “Shareholder Letter”).

Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions

The foregoing proposed transactions (the “Transactions”) between the Company and Glencore are considered “related party transactions” within the meaning of Multilateral Instrument 61-101 – Protection of Minority Security Holders in Special Transactions (“MI 61-101”) of the Canadian Securities Administrators. In its consideration and approval of the Transactions, the independent members of the Board of Directors of Li-Cycle determined that the Transactions will be exempt from the formal valuation and minority approval requirements of MI 61-101 on the basis of the “financial hardship” exemptions in Sections 5.5(g) and 5.7(e) of MI 61-101. The Company meets the requirements set out in Sections 5.5(g) and 5.7(e) of MI 61-101 based on the independent members of the Board of Directors of Li-Cycle, acting in good faith, having unanimously determined that Li-Cycle is in serious financial difficulty, that the Transactions are designed to improve Li-Cycle’s financial position, and that the terms of the Transactions are reasonable in the circumstances of Li-Cycle.

About Li-Cycle Holdings Corp.

Li-Cycle (NYSE: LICY) is a leading global lithium-ion battery resource recovery company. Established in 2016, and with major customers and partners around the world, Li-Cycle’s mission is to recover critical battery-grade materials to create a domestic closed-loop battery supply chain for a clean energy future. The Company leverages its innovative, sustainable and patent-protected Spoke & Hub Technologies™ to recycle all different types of lithium-ion batteries. At our Spokes, or pre-processing facilities, we recycle battery manufacturing scrap and end-of-life batteries to produce black mass, a powder-like substance which contains a number of valuable metals, including lithium, nickel and cobalt. At our future Hubs, or post-processing facilities, we plan to process black mass to produce critical battery-grade materials, including lithium carbonate, for the lithium-ion battery supply chain. For more information, visit https://li-cycle.com/.

Contacts

Investor Relations

Nahla A. Azmy

Sheldon D’souza

investors@li-cycle.com

Media

Louie Diaz

media@li-cycle.com

Forward-Looking Statements

Certain statements contained in this press release may be considered “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, as amended, Section 21 of the U.S. Securities Exchange Act of 1934, as amended, and applicable Canadian securities laws. Forward-looking statements may generally be identified by the use of words such as “will”, “continue”, “intend”, “contemplate”, “expect”, “potential”, “believe”, “future”, or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters, although not all forward-looking statements contain such identifying words. Forward-looking statements in this press release include, for example, statements regarding Li-Cycle’s financial and liquidity position; statements regarding the expectations regarding the up to $375 million conditional commitment for a loan by the U.S. Department of Energy; statements regarding the development of Li-Cycle’s Hub facilities, including the Rochester Hub; statements regarding the growth of global demand for critical battery materials and Li-Cycle’s position as a leading provider of critical battery materials; statements regarding Glencore’s off-take and marketing of Li-Cycles end products and by-products expected to be produced at certain of the Company’s Spokes and Hubs; statements regarding Li-Cycle’s ability to close the Note and the transactions contemplated thereby; and statements regarding the Company’s intent to mail the Shareholder Letter and Li-Cycle’s financial viability. These statements are based on various assumptions, whether or not identified in this communication, which Li-Cycle believe are reasonable in the circumstances. There can be no assurance that such estimates or assumptions will prove to be correct and, as a result, actual results or events may differ materially from expectations expressed in or implied by the forward-looking statements.

Forward-looking statements involve inherent risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Li-Cycle, and are not guarantees of future performance. Li-Cycle believes that these risks and uncertainties include, but are not limited to, the following: Li-Cycle’s ability to continue as a going concern for the twelve-month period after the date of filing of its 2023 annual report on Form 10-K; Li-Cycle’s inability to develop the Rochester Hub, and the risk that those capital projects will not meet expectations with respect to their productivity or the specifications of their end products; Li-Cycle’s engagement in strategic transactions, including acquisitions, that could disrupt its business, cause dilution to its shareholders, reduce its financial resources, result in incurrence of debt, or prove not to be successful; additional funds required to meet Li-Cycle’s capital requirements in the future not being available to Li-Cycle on commercially reasonable terms or at all when it needs them. These and other risks and uncertainties related to Li-Cycle’s business are described in greater detail in the section entitled “Risk Factors” in its Annual Report on Form 20-F filed with the U.S. Securities and Exchange Commission and the Ontario Securities Commission in Canada on January 31, 2022 and will be set forth under the Company’s Annual Report on Form 10-K and Quarterly Reports on Form 10-Q in the future. Because of these risks, uncertainties and assumptions, readers should not place undue reliance on these forward-looking statements. Actual results could differ materially from those contained in any forward-looking statement. Li-Cycle undertakes no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise.

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